UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 9, 2013

Strategic Diagnostics Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-68440	56-1581761
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Pencader Drive Newark, DE		19702
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(302) 456-6789

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed by Strategic Diagnostics Inc. (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 10, 2013, the Company, SDIX, LLC, a Delaware limited liability company (the “Purchaser”) and OriGene Technologies, Inc., a Delaware corporation and parent to the Purchaser (the “Parent”) entered into an Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”). On July 12, 2013, the Company entered into Amendment No. 1 to the Asset Purchase Agreement (the “Amendment”). The Amendment (i) reflects SunTrust Bank as the new escrow agent, (ii) attaches a revised form of Escrow Agreement as Exhibit D, (iii) clarifies how the Assigned Insurance Policy (as defined in the Asset Purchase Agreement) is being treated, and (iv) updates Schedule 7.14(a) (the list of Excluded Employees, as defined in the Asset Purchase Agreement) and other schedules related to such change. The Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 12, 2013, the Company completed the previously announced sale of substantially all of its assets (the “Asset Sale”) related exclusively to the Company’s life sciences business, the product portfolio in respect of which includes a full suite of integrated capabilities, including antibody and assay design, development and product and the Advanced Technologies Business (the “Asset Sale”) pursuant to the Asset Purchase Agreement, dated as of April 5, 2013, by and among the Company, Purchaser and Parent (the “Asset Purchase Agreement”), as amended for an aggregate purchase price of $16,000,000, subject to a post-closing working capital adjustment.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of

Certain Officers.

In connection with the Asset Sale and upon mutual agreement of the board of directors of the Company (the “Board of Directors”) and Mr. Francis M. DiNuzzo, Mr. DiNuzzo will cease to be employed as Chief Executive Officer of the Company effective as of a future date following the closing of the Asset Sale to be determined by the Board of Directors. Mr. DiNuzzo’s termination of employment with the Company will be treated as a termination of employment without cause under that certain employment agreement entered into by and between Mr. DiNuzzo and that Company on October 13, 2008 and subsequently modified by the Board of Directors on April 5, 2013 (the “DiNuzzo Employment Agreement”). As a result, Mr. DiNuzzo will be entitled to severance pay and benefits under the terms of the DiNuzzo Employment Agreement, subject to Mr. DiNuzzo’s execution and non-revocation of a written release, as previously disclosed in the Company’s Definitive Proxy Statement filed June 18, 2013.

In connection with Mr. DiNuzzo’s termination and subject to his execution and non-revocation of a written release, which are to be effective as of a future date following the closing of the Asset Sale, as determined by the Board, Mr. DiNuzzo will enter into a consulting agreement with the Company pursuant to which Mr. DiNuzzo will provide certain transition services to the Company relating to the Asset Sale through October 31, 2013. Mr. DiNuzzo will be an independent contractor and will receive a fee for the consulting services he provides to the Company pursuant to the consulting agreement.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of the stockholders of the Company held on July 10, 2013 (the “Special Meeting”), the Company’s stockholders approved, upon recommendation by the Company’s Board of Directors, an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), to change the name of the Company from Strategic Diagnostics Inc. to Special Diversified Opportunities Inc. (the “Name Change”). The amendment to the Certificate became effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on July 12, 2013. The Certificate of Amendment, dated July 12, 2013, is attached to this Current Report on Form 8-K as Exhibit 3.1.

In connection with the Asset Sale and pursuant to the terms of the Asset Purchase Agreement, the Board of Directors also approved an amendment and restatement of the Company’s Amended and Restated Bylaws to reflect the Name Change. The Second Amended and Restated Bylaws of the Company are attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the following matters were considered: (i) a proposal to approve the Asset Sale as contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”); (ii) a proposal to approve an amendment to the Company’s Certificate to change its name to Special Diversified Opportunities Inc. (the “Name Change Amendment Proposal”); (iii) a proposal to approve, on an advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Asset Sale (the “Compensation Proposal”); and (iv) a proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal (the “Proposal to Adjourn or Postpone the Special Meeting”).

Each proposal is described in more detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on June 18, 2013. The final voting results are below:

Proposal 1.	Asset Sale Proposal

For	Against	Abstentions	Broker Non-Votes
13,959,219	337,903	76,436	0

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Proposal 2.	Name Change Amendment Proposal

For	Against	Abstentions	Broker Non-Votes
13,832,190	367,922	173,446	0

Proposal 3.	Compensation Proposal

For	Against	Abstentions	Broker Non-Votes
10,703,068	3,088,677	581,813	0

Proposal 4.	Proposal to Adjourn or Postpone the Special Meeting

For	Against	Abstentions	Broker Non-Votes
13,509,356	637,484	226,718	0

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

See the Company’s Pro Forma Financial Information beginning on page 5 of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment, dated July 12, 2013.
3.2	Second Amended and Restated Bylaws
10.1	Amendment No. 1 to Asset Purchase Agreement, dated as of July 12, 2013, by and between Strategic Diagnostics Inc., SDIX, LLC and OriGene Technologies, Inc.

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STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands, except share and per share data)

	As of March 31, 2013
	Unaudited Financials (1)	Disposition of Life Science Business (2)		Pro Forma (3)
ASSETS
Current Assets :
Cash and cash equivalents	$16,026	$12,500	(4)	$28,526
Receivables, net	2,451	(2,451)		—
Inventories	2,276	(2,276)		—
Other current assets	880	(370)		510
Total current assets	21,633	7,403		29,036

Property and equipment, net	4,868	(4,868)		—
Other assets	25	(25)		—
Deferred tax asset	35	—		35
Total assets	$26,561	$2,510		$29,071

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities :
Current portion of long-term debt	55	(55)		—
Accounts payable	553	(553)		—
Accrued expenses	2,110	(205)		1,905
Deferred revenue	37	(37)		—
Total current liabilities	2,755	(850)		1,905

Long-term debt	215	(215)		—

Stockholders' Equity:
Preferred stock, $.01 par value, 20,920,648 shares authorized,
no shares issued or outstanding	—	—		—
Common stock, $.01 par value, 50,000,000 shares authorized,
21,467,700 issued at December 31, 2012	215	—		215
Additional paid-in capital	43,003	—		43,003
Treasury stock, 406,627 common shares at cost
at December 31, 2012	(555)	—		(555)
Accumulated deficit	(18,789)	3,575	(5)	(15,214)
Cumulative translation adjustments	(283)	—		(283)
Total stockholders' equity	23,591	3,575		27,166
Total liabilities and stockholders' equity	$26,561	$2,510		$29,071

The accompanying notes are an integral part of these statements.

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(1) Represents balances as reported on the unaudited Consolidated Balance Sheet, in the Company's Amended Form 10-Q for the quarter ended March 31, 2013.

(2) Represents the assets and liabilities to be sold pursuant to the Asset Purchase Agreement.

(3) Represents the assets, liabilities and equity remaining with the continuing operations of the Company.

(4) Represents cash proceeds to be received from the Purchaser, net of estimated transaction costs shown as follows:

Proceeds from the purchaser	$16,000
Cash paid for transaction costs	(3,500)
Total adjustments to cash and cash equivalents	$12,500

(5) Represents the portion of the estimated gain on the
sale to be recorded by the Company during the third quarter of 2013.

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STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Three Months Ended March 31, 2013
	Unaudited Financials (1)	Disposition of Life Science Business (2)	Pro Forma (3)

Revenues	$3,383	$3,383	$—

Cost of sales	1,705	1,705	—

Gross profit	1,678	1,678	—

Operating expenses:
Research and development	486	486	—
Selling, general and administrative	2,781	2,327	454
Total operating expenses	3,267	2,813	454

Operating loss	(1,589)	(1,135)	(454)

Interest income (expense), net	(5)	(5)	—

Loss before taxes	(1,594)	(1,140)	(454)

Income tax expense (benefit)	—	—	—

Net income (loss)	$(1,594)	$(1,140)	$(454)

Basic loss per share from continuing operations	(0.08)	(0.06)	(0.02)

Shares used in computing basic net income (loss)
per share	20,619,165	20,619,165	20,619,165

Diluted loss per share from continuing operations	(0.08)	(0.06)	(0.02)

Shares used in computing diluted net income (loss)
per share	20,619,165	20,619,165	20,619,165

(1) Represents revenues and expenses as reported on the unaudited Consolidated Income Statement in the Company's Amended Form 10-Q for the quarter ended March 31, 2013

(2) Represents revenues and expenses attributable to the Life Sciences Business being disposed of pursuant to the Asset Sale.

(3) Represents costs of personnel and related expenses being retained in the continuing business.

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STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)
	Three Months Ended March 31, 2012
	Unaudited Financials (1)	Disposition of Life Science Business (2)	Pro Forma (3)

Revenues	$3,980	$3,980	$—

Cost of sales	1,697	1,697	—

Gross profit	2,283	2,283	—

Operating expenses:
Research and development	958	958	—
Selling, general and administrative	2,824	2,383	441
Total operating expenses	3,782	3,341	441

Operating loss	(1,499)	(1,058)	(441)

Interest income (expense), net	(7)	(7)	—

Loss before taxes	(1,506)	(1,065)	(441)

Income tax expense (benefit)	—	—	—

Loss from continuing operations	$(1,506)	$(1,065)	$(441)

Basic loss per share from continuing operations	(0.07)	(0.05)	(0.02)

Shares used in computing basic net income (loss)
per share	20,488,242	20,488,242	20,488,242

Diluted loss per share from continuing operations	(0.07)	(0.05)	(0.02)

Shares used in computing diluted net income (loss)
per share	20,488,242	20,488,242	20,488,242

(1) Represents revenues and expenses as reported on the unaudited Consolidated Income Statement included in the Company's Amended Form 10-Q for the quarter ended March 31, 2013.

(2) Represents revenues and expenses attributable to the Life Sciences Business being disposed of pursuant to the Asset Sale.

(3) Represents costs of personnel and related expenses being retained in the continuing business.

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STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended December 31, 2012
	As Reported (1)	Disposition of Life Science Business (2)	Proforma (3)

Revenues	$15,071	$15,071	$—

Cost of sales	7,533	7,533	—

Gross profit	7,538	7,538	—

Operating expenses:
Research and development	3,509	3,509	—
Selling, general and administrative	11,197	9,353	1,844
Total operating expenses	14,706	12,862	1,844

Operating loss	(7,168)	(5,324)	(1,844)

Interest income (expense), net	(25)	(25)	—

Loss before taxes	(7,193)	(5,349)	(1,844)

Income tax expense (benefit)	3	3	—

Loss from continuing operations	$(7,196)	$(5,352)	$(1,844)

Basic loss per share from continuing operations	(0.35)	(0.26)	(0.09)

Shares used in computing basic net income (loss)
per share	20,534,047	20,534,047	20,534,047

Diluted loss per share from continuing operations	(0.35)	(0.26)	(0.09)

Shares used in computing diluted net income (loss)
per share	20,534,047	20,534,047	20,534,047

(1) Represents revenues and expenses as reported on the audited Consolidated Income Statement as included in the Company's Form 10-K for the year ended December 31, 2012.

(2) Represents revenues and expenses attributable to the Life Sciences Business being disposed of pursuant to the Asset Sale.

(3) Represents costs of personnel and related expenses being retained in the continuing business.

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STRATEGIC DIAGNOSTICS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except share and per share data)

	Year Ended December 31, 2011
	As Reported (1)	Disposition of Life Science Business (2)	Proforma (3)

Revenues	$16,520	$16,520	$—

Cost of sales	7,885	7,885	—

Gross profit	8,635	8,635	—

Operating expenses:
Research and development	3,271	3,271	—
Selling, general and administrative	12,060	10,252	1,808
Total operating expenses	15,331	13,523	1,808

Operating loss	(6,696)	(4,888)	(1,808)

Interest income (expense), net	(33)	(33)	—

Loss before taxes	(6,729)	(4,921)	(1,808)

Income tax expense (benefit)	29	29	—

Loss from continuing operations	$(6,758)	$(4,950)	$(1,808)

Basic loss per share from continuing operations	(0.33)	(0.24)	(0.09)

Shares used in computing basic net income (loss)
per share	20,435,935	20,435,935	20,435,935

Diluted loss per share from continuing operations	(0.33)	(0.24)	(0.09)

Shares used in computing diluted net income (loss)
per share	20,435,935	20,435,935	20,435,935

(1) Represents revenues and expenses as reported on the audited Consolidated Income Statement as included in the Company's Form 10-K for the year ended December 31, 2012.

(2) Represents revenues and expenses attributable to the Life Sciences Business being disposed of pursuant to the Asset Sale.

(3) Represents costs of personnel and related expenses being retained in the continuing business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Diagnostics Inc.

July 15, 2013	By:	/s/ Francis M. DiNuzzo
Name: Francis M. DiNuzzo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment, dated July 12, 2013.
3.2	Second Amended and Restated Bylaws
10.1	Amendment No. 1 to Asset Purchase Agreement, dated as of July 12, 2013, by and between Strategic Diagnostics Inc., SDIX, LLC and OriGene Technologies, Inc.